Exhibit 13.2

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gordon Cameron, as Chief Financial Officer of Acambis plc (the “Company”) hereby certify, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

          (1)     the accompanying Annual Report on Form 20-F/A report for the period ending December 31, 2002 as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2)     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Gordon Cameron Name: Gordon Cameron Title: Chief Financial Officer

Date: October 3, 2003

A signed original of this written statement required by Section 906 has been provided to Acambis plc and will be retained by Acambis plc and furnished to the Securities and Exchange Commission or its staff upon request.